UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2023

KARTOON STUDIOS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-37950 (Commission File Number)	20-4118216 (I.R.S. Employer Identification No.)

190 N. Canon Drive, 4th Fl., Beverly Hills, CA 90210

(Address of principal executive offices) (Zip Code)

(310) 273-4222

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TOON	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

On September 27, 2023, Kartoon Studios, Inc. (the “Company”) appointed Brian Parisi, age 53, as the Chief Financial Officer of the Company, effective September 27, 2023. Mr. Parisi will replace Robert Denton, who is currently serving as the Chief Financial Officer of the Company. Mr. Denton will remain with the Company as the Executive Vice President of Finance and Accounting.

Previously, Mr. Parisi served as Chief Financial Officer of the NFL Hall of Fame Village, from April 2016 until July 2019. Since July 2019, Mr. Parisi has served as Chief Financial Officer of Break the Floor Productions, an entertainment production company. Mr. Parisi received an MBA from the University of Southern California and a BS in Accounting from Purdue University.

In connection with his appointment as Chief Financial Officer, the Company entered into an employment agreement with Mr. Parisi on September 27, 2023 (the “Parisi Employment Agreement”), which provides for a base salary of $325,000 annually and if the Company exercises its option to extend the term for a second year, Mr. Parisi’s base salary shall be increased to $350,000. Mr. Parisi will also receive 35,000 options with a strike price determined as of the first board of directors meeting after his employment commences, vesting over two years.

There are no arrangements or understandings between Mr. Parisi and any other persons pursuant to which he was selected as a director and Mr. Parisi has no direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

The foregoing description of the Parisi Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Parisi Employment Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Employment Agreement dated as of September 15, 2023, by and between Kartoon Studios, Inc. and Brian Parisi, effective as of September 27, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: October 3, 2023	By:	/s/ Andy Heyward
Name: Andy Heyward
Title: Chief Executive Officer

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